Premises and Equipment - Schedule of Premises and Equipment (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Land	$ 89,137	$ 84,616
Buildings	261,994	239,626
Furniture, fixtures and equipment	129,866	115,775
Total premises and equipment	480,997	440,017
Accumulated depreciation	(149,584)	(133,644)
Total premises and equipment, net	$ 331,413	$ 306,373